Exhibit 10.9.1

SUPPLEMENTAL AGREEMENT NO. 1

to

Purchase Agreement No. 3075

between

THE BOEING COMPANY

and

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

Relating to Boeing Model 787-859 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the 28th day of March 2007, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in the City of Seattle, State of Washington. USA (Boeing), and Aerovias del Continente Americano S.A. AVIANCA., a company organized under the laws of the country of Colombia (Buyer);

W I T N E S S E T H:

WHEREAS, Boeing and Buyer entered into Purchase Agreement No. 3075, dated 03 October 2006, as amended and supplemented (the Agreement) relating to the purchase and sale of ten (10) Boeing Model 787-859 aircraft; and

WHEREAS, Buyer and Boeing now wish to amend certain terms and conditions associated with the Agreement. and

WHEREAS, Boeing and Buyer have agreed to the addition of three (3) Model 787-8 purchase rights. and

WHEREAS, Boeing and Buyer have also agreed to amend the Agreement to incorporate certain other changes as may be described herein;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree to amend the Agreement as follows:

1.	Table of Contents

Remove and replace, in its entirety, the Table of Contents with a new Table of Contents (attached hereto) to reflect the incorporation of this Supplemental Agreement No. 1 (SA-1) into the Purchase Agreement.

2.	Letter Agreements.

2.1 Remove and replace page 1 of letter agreement no. 6-1162-DME-0903. Right to Purchase Additional Aircraft, with a new page 1 (attached hereto) which effects an increase in

(a) the number of Customer’s purchase right aircraft from seven (7) to now become ten (10) and (b) the number of Customer’s purchase rights aircraft to be delivered in calendar years 2013 through 2015 from two (2) to now become three (3).

2.2 Remove and replace page 2 of letter agreement no. 6-1162-DME-0902, Promotional Support Agreement, with a new page 2 (attached hereto) to accommodate Customer’s request for [*].

The Purchase Agreement, Exhibits and Letter Agreements shall be deemed amended to the extent herein provided and as so amended shall continue in full force and effect. In the event of any inconsistency between the above provisions and those provisions contained in the Purchase Agreement. the terms of this Supplemental Agreement will govern and control.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOING COMPANY

By:	/s/

Its	Attorney –In-Fact

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

By:	/s/

Its	Attorney –In-Fact

TABLE OF CONTENTS

SA NUMBER

ARTICLES

1.	Quantity, Model and Description

2.	Delivery Schedule

3.	Price

4.	Payment

5.	Miscellaneous

TABLE

1.	Aircraft Information Table

EXHIBIT

A.	Aircraft Configuration

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AEI.	Escalation Adjustment/Airframe and Optional Features

CS 1.	Customer Support Document

EE I .	Engine Escalation/Engine Warranty and Patent Indemnity — Genx & Trent

SLP1.	Service Life Policy Components

SA NUMBER

LETTER AGREEMENTS

3075-01	787 Open Configuration Matters
3075-02	787 Spare Parts Commitment
3075-03	787 Spare Parts Initial Provisioning
3075-04	Aircraft Model Substitution
3075-05	Demonstration Flight Waiver
3075-06	Schedule Reliability
3075-07	Spare Parts – Flight Crew Training
6-1162-DME-0895
AD Cost Materials
6-1162-DME-0896	GEnx & Trent Performance Guarantees and Attachments
6-1162-DME-0897	Alternate Engine Selection
6-1162-DME-0898	GEnx Performance Retention and Attachment
6-1162-DME-0899	Trent Performance Retention and Attachment
6-1162-DME-0900	Maintenance Cost Guarantees and Attachment
6-1162-DM E-0901	Advance Payment Matters
6-1162-DME-0902	Promotional Support	SA-1
6-1162-DME-0903	Purchase Rights	SA-1
6-1162-DME-0904	Special Matters
6-1162-DME-0905	[*]
6-1162-DME-0905-01	[*]
6-1162-DME-0905-02	[*]
6-1162-DME-0906	Customer Services Matters and Attachment
6-1162-DME-0907	AGTA Matters

RECORD OF SUPPLEMENTAL AGREEMENTS

SA-1	27 March 2007

The Boeing Company

P.O. Box 3707

Seattle, WA 98124-2207

6-1162-DME-0903

Aerovias del Continente Americano S.A. AVIANCA

Centro Administrativo

Avenida El Dorado - No. 92-30

Bogota

Colombia

Subject:	Right to Purchase Additional Aircraft

Reference:	Purchase Agreement No. 3075 (the Purchase Agreement) between The Boeing Company (Boeing) and Aerovias del Continente Americano S.A. AVIANCA (Customer) relating to Model 787-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All capitalized terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Right to Purchase Incremental Aircraft

Subject to the terms and conditions contained herein, in addition to the Aircraft described in Table 1 to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the right to purchase (Purchase Right) ten (10) additional Boeing Model 787-8 aircraft on the terms and conditions described in this Letter Agreement (Purchase Right Aircraft). Customer’s right of substitution with respect to any Boeing Model 787-8 aircraft pursuant to the Purchase Agreement (or any other letter agreement amending and supplementing the Purchase Agreement) shall be applicable to each such Purchase Right Aircraft.

2.	Delivery.

The Purchase Right Aircraft are offered subject to available position for delivery during the period [*], with delivery of three (3) such Purchase Right Aircraft to occur in the calendar years [*] through [*], and delivery of one (1) such Purchase Right Aircraft in calendar year [*]. Should Customer choose not to exercise its Purchase Rights with respect to any of these available Purchase Right Aircraft in any of the calendar years [*] through [*], the

P.A. No. 3075

Purchase Rights

BOEING PROPRIETARY

1.4 “Performance Period” shall mean the period beginning [*] before and ending [*] after delivery of the first Covered Aircraft, with the exception that up to [*] of this Boeing commitment may be utilized by Customer as [*].

1.5 “Qualifying Third Party Fees” shall mean fees paid by Customer during the Performance Period to third party providers for Promotional Support provided to Customer during the Performance Period.

2.	Commitment.

As more particularly set forth in this Letter Agreement Boeing agrees to provide Promotional Support to Customer in a value not to exceed $[*] for the first Covered Aircraft delivered to Customer and not to exceed $[*] per Covered Aircraft for each Covered Aircraft delivered to Customer thereafter (Commitment Limit).

3.	Methods of Performance.

Subject to the Commitment Limit, Customer may elect to receive the Promotional Support in either or any combination of the following ways:

3.1 At Customer’s request and with respect to a mutually agreed project Boeing will provide Promotional Support during the Performance Period directly to Customer in value equivalent to Qualifying Third Party Fees.

3.2 Boeing will reimburse [*] percent ([*]%) of Customer’s payments of Qualifying Third Party Fees provided that Customer provides Boeing copies of paid invoices for such Qualifying Third Party Fees no later than [*] months after the delivery of the first Covered Aircraft. There will be no cash payments or other support in lieu thereof.

4.	Commencement Date.

Boeing’s obligation to provide Promotional Support will commence when the purchase of the Covered Aircraft becomes firm (not subject to cancellation by either party).

5.	Project Approval.

Following the execution of this Letter Agreement, a Boeing Airline Marketing Services representative will meet with Customer’s designated representative to review and approve the extent, selection, scheduling, and funds disbursement process for the Promotional Support to be provided pursuant to this Letter Agreement.

P.A. No. 3075

BOING PROPRIETARY